Statement of Additional Information Supplement
John Hancock Funds II
International Strategic Equity Allocation Fund
U.S. Sector Rotation Fund (the funds)
Supplement dated November 28, 2023 to the current Statement of Additional Information, as may be supplemented (the SAI)
As of November 13, 2023 (the Effective Date), Matthew Murphy, CFA will no longer serve as a portfolio manager for the funds. Accordingly, as of the Effective Date, all references to Mr. Murphy will be removed from the SAI.
As of the Effective Date, Michael J. Comer, CFA, James Robertson, CIM, and David J. Rule, CFA, FRM will be added as portfolio managers of the funds. As of the Effective date, Nathan W. Thooft, CFA will continue to serve as a portfolio manager of the funds and, along with Messrs. Comer, Robertson, and Rule will be jointly and primarily responsible for the day-to-day management of each funds’portfolio.
Accordingly, as of the Effective Date, the following information regarding Messrs. Comer, Robertson, and Rule supplements the information presented in Appendix B - Portfolio Manager Information, which provides additional information about the portfolio managers of the subadvisor, Manulife Investment Management (US) LLC.
Portfolio Managers and Other Accounts Managed
The following table reflects information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the fund and any similarly managed accounts.
The following table reflects information as of October 31, 2023:
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)
Michael J. Comer, CFA	2	$7,220	6	$614	0	$0
James Robertson, CIM	2	$7,220	47	$14,923	0	$0
David J. Rule, CFA, FRM	2	$7,220	1	$12	0	$0
Performance-Based Fees for Other Accounts Managed. Of the accounts in the table listed above, those for which the subadvisor receives a fee based on investment performance are listed in the table below:
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)
Michael J. Comer, CFA	0	$0	0	$0	0	$0
James Robertson, CIM	0	$0	0	$0	0	$0
David J. Rule, CFA, FRM	0	$0	0	$0	0	$0
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Ownership of the Fund and Similarly Managed Accounts
The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of October 31, 2023. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund. Each portfolio manager’s ownership of fund shares is stated in the footnote that follows the table.
Fund	Portfolio Manager	Dollar Range of Shares Owned
International Strategic Equity Allocation Fund[1]	Michael J. Comer, CFA	none
	James Robertson, CIM	none
	David J. Rule, CFA, FRM	none
U.S. Sector Rotation Fund[2]	Michael J. Comer, CFA	none
	James Robertson, CIM	none
	David J. Rule, CFA, FRM	none
1As of October 31, 2023, Michael J. Comer, James Robertson, and David J. Rule beneficially owned $0, $0, and $0 respectively, of International Strategic Equity Allocation Fund.
2As of October 31, 2023, Michael J. Comer, James Robertson, and David J. Rule beneficially owned $0, $0, and $0 respectively, of U.S. Sector Rotation Fund.
You should read this supplement in conjunction with the SAI and retain it for your future reference.